Exhibit 99.3

PRESS RELEASE ISSUED TO WILLIAMSON HERALD DATED 12/14/2005

LOCAL BANK JOINS NASDAQ. TENNESSEE COMMERCE BANK WILL BEGIN TRADING FRIDAY ON THE NASDAQ OVER THE COUNTER EXCHANGE UNDER THE SYMBOL TNCC, ACCORDING TO CHAIRMAN ART HELF. TCB IS AN ALL BUSINESS LOCATED IN THE COOL SPRINGS AREA AT 381 MALLORY STATION ROAD.